Exhibit 99.1
© 2023 PassageBio. All rights reserved.Nasdaq: PASG Fulfilling the Promise of Genetic Medicine for Central Nervous System DisordersJanuary 2023

2 Forward-Looking StatementThis presentation includes “forward-looking statements” within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995, including, but not limited to: our expectation about timing and execution of anticipated milestones, including our planned progressof clinical trials and the availability of clinical data from such trials; our expectations about our collaborators’ and partners’ ability to execute key initiatives; our expectations about our manufacturing plans and strategies; estimates regarding our cash forecasts; the expected impact of the COVID-19 pandemic on our operations; and the ability of our lead product candidates to treat their respective target CNS disorders. These forward-looking statements may be accompanied by such words as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “potential,” “possible,” “will,” “would,” and other words and terms of similar meaning. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements, including: our ability to develop, obtain regulatory approval for and commercialize PBGM01, PBFT02, and future product candidates; the timing and results of preclinical studies and clinical trials; the risk that positive results in a preclinical study or clinical trial may not be replicated in subsequent trials or success in early stage clinical trials may not be predictive of results in later stage clinical trials; risks associated with clinical trials, including our ability to adequately manage clinical activities, unexpected concerns that may arise from additional data or analysis obtained during clinical trials, regulatory authorities may require additional information or further studies, or may fail to approve or may delay approval of our drug candidates; the occurrence of adverse safety events; failure to protect and enforce our intellectual property, and other proprietary rights; failure to successfully execute or realize the anticipated benefits of our strategic and growth initiatives; risks relating to technology failures or breaches; our dependence on collaborators and other third parties for the development of product candidates and other aspects of our business, which are outside of our full control; risks associated with current and potential delays, work stoppages, or supply chain disruptions caused by the coronavirus pandemic; risks associated with current and potential future healthcare reforms; risks relating to attracting andretaining key personnel; failure to comply with legal and regulatory requirements; risks relating to access to capital and credit markets; and the other risks and uncertainties that are described in the Risk Factors section of our most recent filings with the U.S. Securities and Exchange Commission. These statements are based on our current beliefs and expectations and speak only as of the date of this presentation. We do not undertake any obligation to publicly update any forward-looking statements except as required by law. By attending or receiving this presentation you acknowledge that you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made; you will be solely responsible for your own assessment of the market and our market position; and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of Passage Bio.

3 Our VisionTo fulfill the promise of genetic medicine by developing transformative therapies for people with devastating CNS diseases Two exciting lead gene therapy programsin GM1 and FTD Innovative research partnership with Penn’s Gene Therapy Program Dedicated manufacturing and process analytics capabilities Strong cash position with runway into 1H 2025

Advancing Two Lead Clinical Programs in 2023

GM1 GANGLIOSIDOSIS
A Fatal Pediatric CNS Disease

Imagine-1
A Clinical Trial for GM1 Gangliosidosis

Global Imagine-1 Dose-Escalation Study of PBGM01

WHERE WE ARE
Strong momentum with 8 patients on study and positive interim data

NEXT MILESTONES
Initial safety and biomarker data from Cohort 4 (early infantile, high dose) by mid-2023

FRONTOTEMPORAL DEMENTIA (FTD)
A Detrimental Adult CNS Disease

upliFT-D
A Clinical Trial for Frontotemporal Dementia with Progranulin Gene Mutations

Global upliFT-D Dose-Escalation Study of PBFT02

WHERE WE ARE
First patient on study, positive momentum toward recruiting additional patients in Cohort 1

NEXT MILESTONES
Initial safety and biomarker data from Cohort 1 patients in 2H 2023

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PassageBio

Promising Preclinical Pipeline in Adult CNS Disorders

AMYOTROPHIC LATERAL SCLEROSIS (ALS)

- **Drug Candidate:** PBAL05
- **Gene Target**: *C9orf72*
- **Approach**: miRNA and cDNA combination
- Hexanucleotide repeat expansion in *C9orf72* gene is found in 40% of familial and 8% of sporadic ALS cases[1]
- ~4,500 ALS-C9orf72 cases worldwide in 2020[2]

HUNTINGTON'S DISEASE

- **Drug Candidate**: Unnamed
- **Gene Target:** *HTT* and Undisclosed
- Caused by an autosomal dominant trinucleotide (CAG) expansion in the *huntingtin (HTT)* gene
- Estimated 41,000 patients in US and ~200,000 more at risk[3]

TEMPORAL LOBE EPILEPSY (TLE)

- **Drug Candidate**: Unnamed
- **Gene Target**: Undisclosed
- Common focal epilepsy affecting ~616,000 in the US[4]
- One third are not controlled by current treatments[4]
- No universal treatment target has been identified

GENE THERAPY PROGRAM

Supported by strategic collaboration with Penn's GTP, an unmatched leader in cutting-edge AAV gene therapy research

1. Majounie et al *Lancet* 11:323-33, 2012; 2. Brown et al., *Neuroepidemiology* 55: 342-353, 2021 3. HDSA; Fisher and Hayden, 2014, *Mov Disord.* 29:105-14. 4. Asadi-Pooya et al., 2017 *World Neurosurg.* 99:662-666

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Passage Bio

Leading CMC Capabilities Via a Hybrid Approach

Ensuring product supply while maintaining critical analytics capabilities in-house

Discovery

UPenn GTP

Research Analytics and Vector Engineering

GMP Manufacturing

Dedicated Suite at Catalent

Qualified cGMP Capacity

End-to-End Clinical Supply Chain

Process/Analytic Development

Passage CMC R&D Lab

Proven Analytical Capabilities

Integrated Process Development

GMP QC Capabilities

Strong Regulatory CMC Scientific Expertise

Scale-up Capability

Partnerships — In House


Dedicated Capacity and End-to-End Supply Chain
Key Strategic Partnerships
Internal State-of-the-Art CMC Capabilities

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PassageBio

PBGM01GM1 Gangliosidosis

GM1 Gangliosidosis: A Devastating Pediatric Disease

FATAL, PEDIATRIC NEUROLOGICAL LYSOSOMAL STORAGE DISORDER caused by *GLB1* gene mutations characterized by destruction of neurons in the brain and spinal cord.

Characterized by rapidly progressive neurological decline resulting in **reduced muscle tone, progressive CNS dysfunction, deafness, blindness, rigidity and skeletal dysplasia.**



RARE AND UNDERSERVED populations with incidence of up to **~1 per 100,000** live births worldwide. **No disease-modifying therapies are presently approved.**

Source: NIH, CHOP, *American Journal of Neuroradiology*

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PassageBio

GM1 Gangliosidosis Disease Continuum

Disease severity inversely related to residual β-Gal enzyme activity


GM1 Gangliosidosis is a Continuum
Type 1 (Early Infantile)
• Onset <6 months
• Hypotonia
• Neurodegeneration
• Developmental regression
• Seizures
• Skeletal dysplasia
• Survival: <2 years without supportive care
Type 2a (Late Infantile)
• Onset 6–24 months
• Developmental plateau, followed by regression
• Impaired ambulation
• Impaired cognition
• Seizures
• Survival: 5 to 10 years
Type 2b (Juvenile)
• Onset 2–5 years
• Impaired ambulation
• Dysarthria
• Variable skeletal disease
• Decreased cognition
• Survival into 2nd decade
Focus of Imagine-1 Trial
Disease Severity
Negligible to 5%
~ 1– 5%
~ 3 – 10%
Residual Enzyme Activity (Serum)

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Brunetti-Pierri N., Scaglia F. *Mol Genet Metab.* 2008;94(4):391-396. Jarnes JR, et al. *Mol Genet Metab.* 2017;121(2):170-179. Lang FM, et al. *Mol Genet Metab.* 2020;129(3):228-235. Regier DS, Tifft CJ. Rothermel CE. *GLB1*-related disorders. In: Adam MP, Ardinger HH, Pagon RA, et al, eds. GeneReviews® [Internet].

PassageBio

PBGM01

Potential transformative therapy for rare, underserved disorder

OUR APPROACH

Next-generation, proprietary capsid delivers functional *GLB1* gene encoding β-gal to the brain and peripheral tissues

PRECLINICAL EVIDENCE

Compelling preclinical data in knock-out mouse model

- Dose-related histological correction, improvements in neurological function, and survival
- Meaningful transduction of both CNS and critical peripheral organs

CLINICAL DEVELOPMENT

- Ongoing global Phase 1/2 Imagine-1 trial focused on early and late infantile GM1
- Well-tolerated, positive safety profile and dose dependent increases in transgene expression*



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* Based on interim results from Cohorts 1-3

PassageBio

Imagine-1

Imagine-1: Global Phase 1/2 Trial with PBGM01

Completed dosing of all patients in dose-ascending portion of study

Trial Design	Phase 1/2, multi-center, open-label, dose escalation and confirmatory study
Route of Administration	Intra-cisterna magna (ICM)
Capsid	AAVhu68
Duration	Two years, with rollover into a separate long-term follow-up study
Primary Endpoints	• Safety and tolerability • Efficacy (confirmatory cohort)
Regulatory Clearances and Designations	• Received multiple global regulatory clearances • Received Orphan Drug, Rare Pediatric Disease and Fast Track designations by FDA and Orphan and Advanced Therapy Medicinal Product designations by EC


Expansion Cohort
Late Infantile
Expansion Cohort
Early Infantile
COHORT 2
Late Infantile
n = 2
COHORT 4
Early Infantile
n = 2
DOSE 2 (1.1e11 GC/g)*
DOSE 1 (3.3e10 GC/g)*
COHORT 1
Late Infantile
n = 2
COHORT 3
Early Infantile
n = 2
Dosing complete
Recruiting
IDMC review
60 days between subject enrollment in Cohorts 1-4

* Genome copies per gram of estimated brain weight

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PassageBio

12 * Interim data as presented on December 14, 2022. AEs=adverse events; ICM=intra-cisterna magna.Key Takeaways from Cohorts 1-3 Interim Data* SAFETYFavorable safety profile and well-tolerated•No serious AEs related to study treatment•No evidence of DRG toxicity•No evidence of cell-mediated immune response•No complications related to ICMinjection BIOMARKERS•High dose resulted in durable increases in CSF β-Gal well above NHS•High dose resulted in durable decreases in β-Gal substrate GM-1 gangliosides in CSF CLINICAL STATUS•Milderdevelopmental delay at the time of treatment is emerging as an important determinant of treatment outcomes•Pending results from high dose cohorts, we plan to incorporate degree of developmental delay into pivotal study inclusion/ exclusion criteria

13 *Based on preliminary data from University of Pennsylvania’s ODC Natural History Study (NHS) (NCT04041102); value range (0.3-1.81 nmol/mL/3hr)PBGM01 ICM Delivery Resulted in Dose Dependent Increases in Transgene Activity in CSF •PBGM01 administration resulted in dose-dependent increase in CSF β-Gal activity•High dose PBGM01 resulted in 3.6-5.2x increase in CSF β-Gal activity relative to baseline•High dose PBGM01 resulted in CSF β-Gal activity well above levels seen in Natural History Study (NHS)*•Increased CSF b-Gal activity sustained for up to 12 months in Patient 1•PBGM01 administration resulted in sustained β-Gal enzyme expression in blood Key Points 0123456060120180240300360β-Gal, nmol/mL/3hrTime (days)β-gal, CSF P1 Late Infantile P2 Late Infantile P3 Early Infantile P5 Early Infantile NHS patient value range 0 12 3 456060120180240300360β-Gal, nmol/mL/3hrTime (days)β-gal, CSF P4 Late Infantile P6 Late Infantile4.7-5.2x baseline 3.6x baseline 1.2-2.8x baseline High dose Low dose Late Infantile: CircleEarly Infantile: Square NHS patient value range

14 High Dose PBGM01 Led to Dose Dependent Decreases in CSF GM1 Gangliosides 0200400600050100150200250300350Gangliosides, apparent nMTime (days)GM1 Ganglioside, CSF P4 Late Infantile P6 Late Infantile 0200400600 8001,000050100150200250300350Gangliosides, apparent nMTime (days)GM1 Ganglioside, CSF P1 Late Infantile P2 Late Infantile P3 Early Infantile P5 Early Infantile 75% drop from baseline Late Infantile: CircleEarly Infantile: Square 1. Lang FM et al., Mol GenetMetab.2020;129:228-235; CSF= CerebrospinalFluid •PBGM01 administration resulted in dose-dependent decrease in CSF GM1 ganglioside levels•Decrease in CSF gangliosides correlated with higher levels of b-Gal activity•GM1 gangliosides hypothesized to mediate CNS manifestations of disease1 Key Points High dose Low dose

Imagine-1

Patients Manifest a Wide Range of Developmental Delay at Baseline

	Patient 1	Patient 2	Patient 3	Patient 4	Patient 5	Patient 6
Diagnosis	Late Onset	Late Onset	Early Onset	Late Onset	Early Onset	Late Onset
Dosing Cohort	Low dose	Low dose	Low dose	High dose	Low dose	High dose
Chronological age at baseline (months)	14	31	15	18	6	17
Developmental age at baseline (Bayley; months)	12	7	0.5	2.5	0.5	5
Developmental delay at baseline (Bayley; months)	**2**	**24**	**14.5**	**15.5**	**5.5**	**12**

Developmental Delay at Baseline

- Mild-moderate delay (Patients 1, 5)
- Marked delay (Patients 2, 3, 4, 6)

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PassageBio

16 *The Vineland-II is caretaker-assessed.**The Bayley-III is based on direct observation by a neurodevelopmental specialist. Preliminary Trend: Milder Developmental Delay at Dosing Associated with Improved Treatment Response 0510 15 20 2568101214161820222426283032343638404244 Overall Developmental Age (months) Chronological Age (months)Vineland-II* P1 Late Infantile P2 Late Infantile P3 Early Infantile P5 Early Infantile P4 Late Infantile P6 Late Infantile Mild-to-moderate developmental delay Marked developmental delay 0 510 15 20 2568101214161820222426283032343638404244 Overall Developmental Age (months) Chronological Age (months)Bayley-III** P1 Late Infantile P2 Late Infantile P3 Early Infantile P5 Early Infantile P4 Late Infantile P6 Late Infantile Mild-to-moderate developmental delay Marked developmental delay Late Infantile: CircleLow Dose: Solid LineEarly Infantile: SquareHigh Dose: Dashed Line

Imagine-1

Data from Cohort 4 Will Add to Understanding of Dose and Patient Selection

	Patient 1	Patient 2	Patient 3	Patient 4	Patient 5	Patient 6	Patient 7	Patient 8
Diagnosis	Late Onset	Late Onset	Early Onset	Late Onset	Early Onset	Late Onset	Early Onset	Early Onset
Dosing Cohort	Low dose	Low dose	Low dose	High dose	Low dose	High dose	High Dose	High Dose
Chronological age at baseline (months)	14	31	15	18	6	17	7	5.5
Developmental age at baseline (Bayley; months)	12	7	0.5	2.5	0.5	5	5	1.5
Developmental delay at baseline (Bayley; months)	**2**	**24**	**14.5**	**15.5**	**5.5**	**12**	**2**	**4**

Developmental Delay at Baseline

- Mild-moderate delay
- Marked delay

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PassageBio

18 PBGM01 Program Anticipated Next Steps •Present additional data from Cohorts 1-3 at 19th Annual WORLDSymposium in February 2023•Present initial data from Cohort 4 (early infantile, high dose) by mid-2023•Analyze data from Cohort 4•Due to observed dose response and the absence of safety signals, evaluate dosing additional patients at the current high dose and/or higher dose•Continued interactions with regulatory authorities as clinical data set matures to align on design of confirmatory study and pathway to Biologics License Application Engage with regulatory authorities Determine optimal dose for confirmatory study Share additional data throughout 2023

PBFT02Frontotemporal Dementia —GRN

FTD-GRN: A Devastating Adult Disease

DEVASTATING FORM OF DEMENTIA caused by a *GRN* gene mutation resulting in progranulin (PGRN) deficiency and haploinsufficiency. Approximately 5–10% of FTD is caused by a *GRN* mutation.



RARE AND UNDERSERVED populations with estimated U.S. prevalence of **~3,000 to 6,000** patients. **No disease-modifying therapies are presently approved.**

Disease progression is rapid and degenerative including **loss of speech, loss of expression, severe behavioral changes and immobility.**

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PassageBio

Progranulin Deficiency Contributes to Neurodegeneration

Progranulin is critical to maintaining CNS cell homeostasis

- Maintains lysosomal activity
- Regulates microglial activation
- Regulates synapse number and structure
- Modulates cell signaling responses to stressors



Healthy Brain
FTD Brain

Reduced progranulin leads to neuronal dysfunction and death

- Lysosomal dysfunction
- Neuroinflammation
- Synaptic dysfunction
- Neurodegeneration

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Source: Rhinn H et al., *Trends Pharmacol Sci.* 2022;43:641-652

PassageBio

PBFT02

Potential transformative therapy for rare, underserved disorder

OUR APPROACH

Proprietary construct delivers functional *GRN* gene encoding progranulin (PGRN) with potential therapeutic benefit of a one-time gene therapy approach

PRECLINICAL EVIDENCE

Compelling preclinical evidence from NHP studies

- Broad transduction across the brain, including high transduction of ependymal cells
- Achieved supraphysiologic CSF levels of PGRN compared to levels in healthy human volunteers

CLINICAL DEVELOPMENT

Ongoing global Phase 1/2 upliFT-D trial focused on early symptomatic FTD-GRN



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PassageBio

PBFT02: NHP Preclinical Studies Utilizing ICM

- AAV1 increased CSF PGRN levels ~5x more than AAV5 and AAVhu68 vectors, without further elevating peripheral levels
- CSF delivery of PBFT02 to NHPs achieved supraphysiologic CSF levels of PGRN

AAV1 transgene delivery led to supraphysiologic hPGRN levels in CSF



100
10
1
0.1
CSF PGRN (ng/mL)
LLOQ
0
10
20
30
40
Day
AAV1
AAVhu68
AAVhu68 (v2)
AAV5

PBFT02 (AAV1) showed dose-related increases in CSF PGRN



Vehicle
Dose 2
Dose 3
Dose 4
0
2
4
6
8
10
12
Human PGRN (ng/ml)
14 days post-ICM dose

Left: Two adult rhesus macaques per treatment received ICM AAV.hPGRN Dose 4, (3.0×10^{13} GC / 3.3×10^{11} GC/g brain) on study day 0[1].
Right: Adult rhesus macaques received ICM PBFT02 (n = 3/dose) or vehicle (n =2) on study day 0.
Shading: Reference range for healthy adult controls' PGRN levels in CSF (n = 61) (Passage Bio data)

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1. Hinderer et al., *Annals Clin Trans Neurology.* 2020

PassageBio

24 PBFT02: Higher CSF PGRN May Confer Incremental Benefits Microgliosis reduction strongest at highest doses / PGRNlevels(murine FTDmodel) Lipofuscin reduced at all doses(murine FTDmodel) •Lipofuscin: increased levels with lysosomal dysfunction•Microgliosis: inflammatory response to pathogenic insults in the CNS•CD68: marker of activated microglia Thalamus data shown above. Thalamic atrophy is a key feature commonly found in FTD

upliFT-D

upliFT-D: Global Phase 1/2 Trial with PBFT02

Initial safety and biomarker data from Cohort 1 expected in 2H 2023

Trial Design	Phase 1/2, multicenter, open-label, dose escalation study
Route of Administration	Intra-cisterna magna (ICM)
Vector	AAV1
Duration	2 years; with additional 3 years of follow-up for safety and durability of effect
Primary Endpoints	• Safety and tolerability
Secondary Endpoints	• Biomarkers, functional and clinical signs of disease progression
Regulatory Clearances and Designations	• Received regulatory clearances from FDA, Health Canada and ANVISA (Brazil) • Received Orphan Drug and Fast Track designations by FDA and Orphan designation by EC


OPTIONAL COHORT 3
n = 3
OPTIONAL DOSE 3
COHORT 2
n = 3
DOSE 2 (1.1e11 GC/g)*
DOSE 1 (3.3e10 GC/g)*
COHORT 1
n = 3
Dosing complete
Recruiting
IDMC review
60 days between subject enrollment

25 * Genome copies per gram of estimated brain weight

Passage Bio

Looking Ahead

Key Milestones

	TIMING	MILESTONE
GM1	Feb 2023	Additional safety and biomarker data from Cohorts 1–3 to be presented at WORLD*Symposium*
	Mid 2023	Initial safety and biomarker data from Cohort 4 (early infantile, high dose)
FTD-GRN	2H 2023	Initial safety and biomarker data from Cohort 1 patients

PIPELINE

- Pursuing strategic alternatives to advance Krabbe and MLD clinical-stage programs
- Advance preclinical programs for ALS and Huntington's Disease
- Advance target ID research program for TLE
- 8 additional CNS pipeline options remain through GTP partnership

BALANCE SHEET

- Cash balance of $190 million as of 12/31/22*
- Cash on hand to fund operations into 1H 2025

* Cash, cash equivalents and marketable securities

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PassageBio

28 Our VisionTo fulfill the promise of genetic medicine by developing transformative therapies for people with devastating CNS diseases Two exciting lead gene therapy programsin GM1 and FTD Innovative research partnership with Penn’s Gene Therapy Program Dedicated manufacturing and process analytics capabilities Strong cash position with runway into 1H 2025

Thank Youpassagebio.com|NASDAQ GS: PASG

Demonstrated Leadership

Deep experience in rare disease, CNS disorders and genetic medicines

LEADERSHIP TEAM



William Chou, M.D.
Chief Executive Officer



Alex Fotopoulos
Chief Technology Officer



Simona King
Chief Financial Officer



Desiree Luthman, D.D.S.
SVP Global Regulatory Affairs



Mark Forman, M.D., Ph.D.
Chief Medical Officer



Chip Cale
General Counsel &
Corporate Secretary

ACADIA Bristol Myers Squibb Biogen gsk MERCK
Momenta NOVARTIS sanofi TMUNITY ultragenyx pharmaceutical

BOARD OF DIRECTORS

Maxine Gowen, Ph.D.
Chairwoman

Athena Countouriotis, M.D.
Avenzo Therapeutics

Derrell Porter, M.D.
Cellevolve Bio

Michael Kamarck, Ph.D.
Sanofi Biotech Advisory Council

Sandip Kapadia
Harmony Biosciences

Saqib Islam, J.D.
SpringWorks

Tom Woiwode, Ph.D.
Versant

William Chou, M.D.
Chief Executive Officer

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PassageBio

A Broad and Robust Pipeline with Global Rights

Transformative therapies for CNS disorders across rare and large patient populations

Program*	Indication	Gene	Discovery	Pre-clinical	Phase 1/2	Pivotal
PBGM01[†]	GM1 gangliosidosis	*GLB1*				Imagine-1
PBFT02	Frontotemporal dementia	*GRN*				upliFT-D
PBAL05	Amyotrophic lateral sclerosis	*C9orf72*				
Unnamed	Huntington's disease	*HTT & Undisclosed*				
Unnamed	Temporal lobe epilepsy	*Undisclosed*				
PBKR03	Krabbe disease	*GALC*				Exploring strategic alternatives
PBML04	Metachromatic leukodystrophy	*ARSA*				

*8 additional CNS pipeline license options remain; 3 license options were previously exercised, and rights were subsequently returned to the University of Pennsylvania.

[†] Program includes ongoing natural history study of infantile and juvenile GM1 gangliosidosis patients

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PassageBio

32 Intra-Cisterna Magna (ICM) Administration•Directly deliver vector into the CSF via a single injection to reach both CNS and peripheral tissues*–Allows for broad CNS biodistribution–Lower doses compared to IV systemic delivery–Reduced impact of neutralizing antibodies •Administered under anesthesia using modern neuroimaging to allow for precise delivery•Currently being used in several clinical studies in both pediatric and adult populations Cisterna magna Source:Hinderer et. al,Human Gene Therapy. 2018 Jan; 29(1):15-24Utilized across three clinical-stage programs to directly target CNS